================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 29, 2004
                                                          (April 29, 2004)

                           ULTRA CLEAN HOLDINGS, INC.
                            (Exact Name of Registrant
                          as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                 000-50646                                61-1430858
          (Commission File Number)             (IRS Employer Identification No.)

          150 INDEPENDENCE DRIVE,
           MENLO PARK, CALIFORNIA                           94025
  (Address of Principal Executive Offices)                (Zip Code)

                                 (650) 323-4100
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

================================================================================

Item 7. Financial Statements and Exhibits

      99.1 Press Release dated April 29, 2004

Item 12. Results of Operations and Financial Condition

      Attached hereto as Exhibit 99.1 is the press release dated April 29, 2004, announcing the financial results of Ultra Clean Holdings, Inc. (the "Company") for the quarter ended March 31, 2004.

      The information furnished in this report, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference into the Company's filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Ultra Clean Holdings, Inc.

Date: April 29, 2004                        By: /s/ Clarence L. Granger
                                                -------------------------------
                                                Name:   Clarence L. Granger
                                                Title:  Chief Executive Officer

                                  EXHIBIT INDEX

99.1 Press Release dated April 29, 2004